UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 6, 2006

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois (State or other jurisdiction of incorporation or organization	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification Number)

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12252 (Commission File Number)	13-3675988 (IRS Employer Identification Number)

Two North Riverside Plaza	60606
Suite 400, Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On July 6, 2006, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new unsecured revolving credit agreement for a $500 million loan facility. Equity Residential, the sole general partner of the Operating Partnership, and Lexford Properties, L.P., a subsidiary of the Operating Partnership, are guarantors of the Operating Partnership’s obligations under the loan facility. The loan facility is with JPMorgan Chase Bank, N.A., as administrative agent and a bank.

The new credit facility matures on July 6, 2007. The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 45 basis points. In addition, until December 15, 2006, there is an unused fee of 45 basis points per annum on the amount by which the outstanding loans are less than $100,000,000 and, commencing on December 16, 2006, an annual facility fee of 15 basis points per annum. A fee of 10 basis points on the committed amount of $500 million will be payable if the credit facility is not terminated on or before December 15, 2006.

The Operating Partnership plans to utilize the proceeds from the new credit facility to fund the acquisition of multifamily properties throughout the United States and for general corporate purposes. The Operating Partnership plans to repay the new credit facility from proceeds of property dispositions, including proceeds from the previously announced disposition of its Lexford Housing Division.

Item 9.01               Financial Statements and Exhibits

Exhibit Number	Exhibit
10.1	Revolving Credit Bridge Agreement dated as of July 6, 2006 between ERP Operating Limited Partnership and JPMorgan Chase Bank, N.A., as administrative agent and a bank (the “Credit Agreement”).

10.2	Guaranty of Payment made as of July 6, 2006 between Equity Residential and JPMorgan Chase Bank, N.A., as administrative agent for the banks party to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: July 11, 2006	By:	/s/ Donna Brandin
	Name:	Donna Brandin
	Its:	Executive Vice President and
Chief Financial Officer

EQUITY RESIDENTIAL

Date: July 11, 2006	By:	/s/ Donna Brandin
	Name:	Donna Brandin
	Its:	Executive Vice President and
Chief Financial Officer